Annual Report

Summit
Municipal
Funds

October 31, 2002

T. Rowe Price(registered trademark) (registered trademark)

Table of Contents
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Highlights                                                                  1
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Portfolio Managers' Report                                                  2

Economy and Interest Rates                                                  2

Market News                                                                 3
Portfolio Strategy                                                          4

         Summit Municipal Money Market Fund                                 4

         Summit Municipal Intermediate Fund                                 5

         Summit Municipal Income Fund                                       7

Outlook                                                                     9

Performance Comparison                                                     11

Financial Highlights                                                       13

Statement of Net Assets                                                    16

Statement of Operations                                                    51

Statement of Changes in Net Assets                                         52

Notes to Financial Statements                                              55

Report of Independent Accountants                                          59

Tax Information                                                            60

Directors and Officers                                                     61
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Highlights
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o    Tax-free bonds rose in the 6-and 12-month periods ended October 31, as the economy remained sluggish and investors favored fixed-income securities over equities. Money market yields remained very low.

o The Summit Municipal Funds generally outperformed their Lipper benchmarks in both periods, thanks to our strategies and below-average expenses.

o We are balanced on our long-term outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery.

o Municipal bonds offer an attractive alternative to high-quality taxable bonds as after-tax yields remain high-a factor that may cushion municipal returns should rates rise.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended
10/31/02                                          6 Months            12 Months
--------------------------------------------------------------------------------

Summit Municipal Money
Market Fund                                  0.61 %                      1.28 %

Lipper Tax-Exempt Money
Market Funds Average                         0.44                        0.92

Summit Municipal
Intermediate Fund                            3.94                        5.53

Lipper Intermediate Municipal
Debt Funds Average                           3.97                        4.83

Summit Municipal Income Fund                 4.22                        5.36
Lipper General Municipal

Debt Funds Average                           3.82                        4.20

--------------------------------------------------------------------------------

Price and Yield
--------------------------------------------------------------------------------

                                 Summit
                              Municipal             Summit               Summit
                                  Money          Municipal            Municipal
                                 Market       Intermediate               Income
Periods Ended 10/31/02             Fund               Fund                 Fund
--------------------------------------------------------------------------------

Price Per Share            $     1.00          $    10.90          $    10.74

Dividends Per Share
  For 6 months                  0.006                0.23                0.26

  For 12 months                 0.013                0.46                0.51

Dividend Yield
(7-Day Simple)*                  1.38%               --                  --

30-Day Dividend Yield *          --                  4.03%               4.71%

30-Day Standardized
Yield to Maturity                --                  3.05                4.19
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than the total return.


Portfolio Managers' Report
--------------------------------------------------------------------------------

Municipal bond prices rose in the 6- and 12-month periods ended October 31, 2002, as the economy remained sluggish and investors favored fixed-income securities over equities amid an outbreak of corporate accounting scandals and fears of war with Iraq. Intermediate-term securities performed best as interest rates declined to levels not seen in 40 years or more.

     Economy and Interest Rates

          One year ago, in the wake of the September 11 terrorist attacks, the economy was clearly in a recession. Unemployment was rising, industrial production was falling, and gross domestic product (GDP) growth was negative. In response, the Federal Reserve opened the monetary spigot further and slashed the federal funds target rate to 1.75% by the end of 2001, compared with 6.50% at the end of 2000.


Municipal Bond and Note Yields
--------------------------------------------------------------------------------

                              30-Year              5-Year              1-Year
                                  AAA                 AAA             Moody's
10/31/01                         4.93                3.13                   2
--------------------------------------------------------------------------------

                                 5.06                 3.4                   2

                                 5.24                3.58                 1.9

1/31/02                          5.11                3.57                1.65

                                 5.03                3.34                1.55

                                  5.3                3.97                2.25

4/30/02                          5.19                3.41                1.95

                                 5.17                3.31                1.75

                                 5.15                3.09                 1.5

7/31/02                          5.01                2.85                 1.5

                                 4.89                2.68                1.45

                                 4.63                2.42                 1.5

10/31/02                         4.92                2.66                1.65

--------------------------------------------------------------------------------

     In the early months of 2002, municipal bond yields rose and prices fell as the consumer-driven economy-supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity-seemed to be recovering. In fact, the nation's GDP expanded at an annualized rate of 5% in the first quarter.

     However, business investment paused during the summer as corporate accounting scandals, lackluster earnings growth, falling stock prices, and an unfriendly corporate financing environment undermined business confidence. Growing fears of a military conflict with Iraq contributed to the economic and geopolitical uncertainty, resulting in weaker consumer sentiment. As a result, investors increasingly sought the relative safety of fixed-income securities, and the Federal Reserve reduced the fed funds rate to 1.25% (on November 6, following our reporting period) to stimulate the sagging economy.

     Despite a spike in interest rates that accompanied a sharp municipal bond sell-off and a strong stock market rebound in October, rates at the end of the period were at levels not seen in 40 years or more. Long-term municipal rates were flat compared with year-ago levels but approximately 30 basis points below April 30 levels. (One hundred basis points equal one percentage point.) Intermediate-term rates climbed in the first half of our fiscal year but fell sharply in the second, finishing the 12-month period about 50 basis points below October 2001 levels. Short-term municipal rates were relatively steady at the beginning of our fiscal year, then declined about 30 basis points from April 30 levels.


MARKET NEWS

     Municipal issuance thus far in 2002 is approaching 300 billion-on track to set a new annual record-as state and local issuers continue to lock in historically low interest rates. At the end of our reporting period, the market was bracing for a massive 12 billion offering of California municipal bonds to help the state repay what it borrowed to buy electricity during the state's energy crisis in 2000-2001.

     Despite the historically low yields offered by fixed-income securities, demand for tax-free bonds remained vigorous throughout the year, particularly because their yields proved to be historically attractive relative to Treasury yields. Munis have largely avoided this year's turmoil in the corporate bond market-triggered by several high-profile cases of corporate fraud and credit downgrades-which has contributed to the strong demand. However, state budget pressures are affecting the overall credit quality of municipal securities. Over the last year, higher-quality bonds generally outperformed their lower-quality counterparts, which were hobbled by the sluggish economy and investor preference for low-risk securities.

     Despite the overall low level of interest rates, municipal bond and money market yields compared very favorably with taxable alternatives on an after-tax basis. The table below shows each Summit Municipal Fund's yield, its taxable-equivalent yield for investors in the 35% federal tax bracket, and the yield of a comparable Treasury security as of October 31, 2002.

--------------------------------------------------------------------------------
                                                 Taxable-
                                               Equivalent            Treasury
                                Yield               Yield               Yield
--------------------------------------------------------------------------------

Money Market Fund             1.38%*                 2.12%   1.45%(90-day bill)

Intermediate Fund             3.05 **                4.69    2.73(5-year note)

Income Fund                   4.19 **                6.45        3.89 (10-year
bond)
--------------------------------------------------------------------------------
  * Simple seven-day annualized dividend yield
** Thirty-day standardized yield to maturity


PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

     Summit Municipal Money Market Fund Your fund returned 0.61% and 1.28% in the 6- and 12-month periods ended October 31, respectively. As shown in the table on page 1, the fund surpassed its Lipper benchmark in both periods. Our strategy, described below, and below-average expenses contributed to the fund's outperformance. Despite the currently low level of interest rates, the fund has strongly and consistently outperformed its competitors since its inception on October 29, 1993. In fact, Lipper ranked the fund in the top 6% of the Lipper tax-exempt money market funds universe for the one- and three-year periods ended October 31, 2002. Lipper also placed the fund in the top 8% of the category for the five-year period and in the top 13% for the since-inception period ended October 31, 2002.

     (Based on total return, Lipper ranked the Summit Municipal Money Market Fund 7 out of 133, 7 out of 117, 8 out of 105, and 10 out of 82 funds for the one-year, three-year, five-year, and since-inception periods ended October 31, 2002, respectively. Past performance cannot guarantee future results.)


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      4/30/02             10/31/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (days)                                         51                   64

Weighted Average Quality *                      First Tier           First Tier
--------------------------------------------------------------------------------

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

     At the time of our last report, one-year municipal yields were near a six-month high of 2.25% amid expectations that positive economic news would prompt the Federal Reserve to raise short-term interest rates. Over the last six months, however, municipal money market yields declined as it became clear that the nascent recovery was faltering. By the end of our reporting period, short-term fixed-income markets anticipated-correctly-that the Fed would reduce rates in early November.

     Changing interest rate expectations in the second half of our fiscal year had the greatest effect on longer-term municipal money market yields. Six-month note yields moved in a range from 1.25% to 1.95% but ended the period at 1.60%. Similarly, one-year yields were as high as 2.25% and as low as 1.30% but finished the period at 1.65%.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------

Air and Sea Transportation Revenue                      26%                  26%

Housing Finance Revenue                                 17                   18


Educational Revenue                                      8                   17

Industrial and Pollution
Control Revenue                                         11                   14

General Obligation - State                               9                    5
--------------------------------------------------------------------------------

     The increased debt issuance by cash-strapped state and local municipalities has had a noticeable impact on the tax-free money market. Record levels of new issuance-such as in California-have caused supply to outstrip demand in the short-term market, forcing yields much higher than would otherwise be expected. In fact, some segments of the tax-exempt money market recently offered higher yields than their taxable counterparts-a highly unusual occurrence that nonetheless benefited tax-exempt investors.

     Since the end of April, our strategy has been to lock in higher rates in a falling rate environment and, more recently, to exploit the technical effects of the supply/demand imbalance in the tax-free money market. As a result of our actions, the portfolio's weighted average maturity rose from 51 days on April 30 to 64 days at the end of October, just days before the Fed reduced rates by 50 basis points. We expect rates will remain very low at least through year-end due to heightened economic and geopolitical uncertainty.

     Summit Municipal Intermediate Fund Your fund returned 3.94% in the last six months and 5.53% in the 12-month period ended October 31. As shown in the table on page 1, the fund performed in line with its Lipper benchmark in the last six months and surpassed it for the full year.

     Six-month results were derived almost equally from dividend income (0.23 per share) and price appreciation (0.19). Twelve-month results reflect primarily dividend income of 0.46 per share, but the 0.12 increase in the fund's NAV contributed to our outperformance.

     The fund's performance relative to its competitors has been favorable since its inception on October 29, 1993. Lipper ranked the fund in the top 8% of the Lipper intermediate municipal debt funds universe since its inception through October 31, 2002. For shorter periods, Lipper placed the fund in the top 16%, 28%, and 23% of the category for the one-, three-, and five-year periods ended October 31, 2002, respectively.

     (Based on total return, Lipper ranked the Summit Municipal Intermediate Fund 20 out of 132, 28 out of 102, 22 out of 95, and 4 out of 56 funds for the one-year, three-year, five-year, and since-inception periods ended October 31, 2002, respectively. Past performance cannot guarantee future results.)

     In the second half of the fund's fiscal year, our strategy was to purchase 15-year bonds with attractive yields to offset the low returns generated by our shorter-term securities-specifically those that have strongly appreciated in the last two years-without selling them and realizing large capital gains. Unfortunately, the positive performance of our 15-year issues was not enough to compensate for the underperformance of our holdings maturing in three years or less. Our small cash position was also a drag on our returns. However, our bonds with 7- to 10-year maturities performed very well as interest rates fell and bond prices rose.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                  4/30/02             10/31/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                               5.8                 6.2

Weighted Average Effective
Duration (years)                               4.6                 4.9

Weighted Average Quality *                     AA-                 AA
--------------------------------------------------------------------------------

* Based on T. Rowe Price research

     The portfolio's sector and credit-quality diversification generally helped fund performance in the last six months. Our health care-related bonds produced attractive income and outperformed other sectors. Solid waste revenue bonds also performed well, and we added to our positions during periods of relative weakness. Our limited exposure to the struggling air transportation industry was a negative, however. We had about 1.5% of assets invested in airport bonds supported by lease payments from airlines, which performed poorly. (Immediately following our reporting period, their performance started to improve as airlines began adjusting to their new business environment.)

     The fund's weighted average maturity and duration increased slightly over the last six months, as shown in the table on page 6. The duration was relatively steady through September, but when interest rates spiked higher in October, we took advantage of the municipal bond sell-off and extended it by using our cash reserves to purchase 7- to 12-year securities that fell sharply. We targeted high-quality insured bonds, dedicated tax revenue bonds, and securities associated with essential services, such as water and sewer and electricity.

Top 5 Sectors

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------

General Obligation - Local                              18%                  19%

Dedicated Tax Revenue                                    7                   11

General Obligation - State                              10                    9

Hospital Revenue                                        10                    8

Ground Transportation Revenue                            4                    8
--------------------------------------------------------------------------------

     Given the likelihood that economic growth will remain slow for some time, we have been focusing (and will continue to focus) on keeping the fund's overall credit quality high and avoiding potential downgrades caused by increasing state budget deficits. In fact, the portfolio's credit quality improved slightly, from AA- to AA, in the last six months. Most of our new purchases during that period involved higher-quality bonds that have a more defined revenue stream and are not subject to fluctuations in state income taxes. These include dedicated tax revenue bonds, insured general obligations, and some prerefunded bonds.

     Summit Municipal Income Fund Your fund returned 4.22% in the last six months-a significant improvement from the 1.09% gain in the first half of our fiscal year-and 5.36% in the 12-month period ended October 31. As shown in the table on page 1, the fund surpassed its Lipper benchmark in both periods. Six-month performance was driven by dividend income of 0.26 per share and a 0.19 gain in the NAV. The fund's one-year return was derived mostly from income-0.51 per share-but the NAV did rise slightly, from 10.69 to 10.74.

     The fund's performance relative to its competitors has been very favorable since its inception on October 29, 1993. Lipper placed the fund at the top of the Lipper general municipal debt funds universe for the period since its inception through October 31, 2002. Shorter-term relative results have also been strong: Lipper ranked the fund in the top 19%, 16%, and 10% of the category for the one-, three-, and five-year periods ended October 31, 2002, respectively.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      4/30/02             10/31/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                      15.9                 15.9

Weighted Average Effective
Duration (years)                                       7.1                  6.5

Weighted Average Quality *                              A+                   A+
--------------------------------------------------------------------------------

* Based on T. Rowe Price research

     (Based on total return, Lipper ranked the Summit Municipal Income Fund 53 out of 284, 38 out of 244, 19 out of 205, and 1 out of 119 funds for the one-year, three-year, five-year, and since-inception periods ended October 31, 2002, respectively. Past performance cannot guarantee future results.)

     The fund, with its focus on long-term securities, benefited greatly from falling interest rates in the last six months. We kept the fund's duration (a measure of interest rate sensitivity) neutral relative to the benchmark, but it declined as rates fell and a greater number of our holdings began trading to their call dates. When rates approached historic lows in late September, we reduced the portfolio's rate sensitivity further to limit potential losses stemming from a spike in rates (which did occur in October) and as a precaution against the looming new supply from California. Timely reduction of our duration helped the fund outperform its benchmark.


Top 5 Sectors

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------

Hospital Revenue                                        14%                  12%

Electric Revenue                                         9                    9

Housing Finance Revenue                                 12                    9

Air and Sea Transportation Revenue                       7                    9

General Obligation - Local                              10                    8
--------------------------------------------------------------------------------

     Performance of municipal securities was not uniform in the last six months. Several higher-yielding sectors lagged, including electric revenue, industrial development, pollution control revenue, and "tobacco" bonds. California securities also underperformed, but we had low exposure to the state. Zero-coupon bonds and non-callable long-term issues performed well through September but fared worst during the October sell-off.


Quality Diversification
--------------------------------------------------------------------------------

Summit Municipal Iincome Fund

AAA                                                                 5

AA                                                                 57

A                                                                  15

BBB                                                                13

BB                                                                  6

B                                                                   4
--------------------------------------------------------------------------------

     The fund's top five sector commitments represented 47% of assets at the end of October, compared with 52% six months ago. We reduced exposure to hospital and housing finance revenue bonds, as well as local-issued general obligations, in favor of air and sea transportation revenue bonds and other segments. To improve the fund's yield, we generally purchased A and BBB rated bonds in sectors that had lagged the Lehman Municipal Bond Index. The portfolio's overall credit quality, however, remained steady at A+.


OUTLOOK

     We are balanced on our long-term outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery. Steep yield curves in both taxable and tax-exempt markets suggest that investors are reluctant to accept lower yields on long-maturity bonds with the prospect of economic recovery around the corner.

     The forces keeping interest rates low may linger, sustaining demand for fixed-income securities. Benign inflation continues to give the Fed time to let the equity markets settle and the economic recovery strengthen before raising interest rates from historically low levels. Municipal bonds offer an attractive alternative to high-quality taxable bonds as after-tax yields remain high, a factor that may cushion municipal returns should rates rise. Investors' fundamental shift toward a higher percentage of fixed income may also provide support for municipal bond prices at current levels.



     Respectfully submitted,

     Joseph K. Lynagh
     Chairman of the Investment Advisory Committee
     Summit Municipal Money Market Fund


     Charles B. Hill
     Chairman of the Investment Advisory Committee
     Summit Municipal Intermediate Fund


     Konstantine B. Mallas
     Chairman of the Investment Advisory Committee
     Summit Municipal Income Fund


     November 21, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical 25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Summit Municipal Money Market Fund
--------------------------------------------------------------------------------

                                                    Lipper               Summit
                                                Tax-Exempt            Municipal
--------------------------------------------------------------------------------

10/31/93                                            25,000               25,000

10/94                                               25,541               25,588

10/95                                               26,395               26,491

10/96                                               27,196               27,361

10/97                                               28,038               28,284

10/98                                               28,893               29,210

10/99                                               29,659               30,056

10/00                                               30,686               31,171

10/01                                               31,509               32,108

10/02                                               31,815               32,518
--------------------------------------------------------------------------------

Summit Municipal Intermediate Fund


                               Lehman              Lipper              Summit
                               7-Year        Intermediate           Municipal
--------------------------------------------------------------------------------

10/31/93                       25,000              25,000              25,000

10/94                          24,526              24,415              25,045

10/95                          27,555              27,234              27,899

10/96                          28,837              28,524              29,403

10/97                          30,979              30,516              31,691

10/98                          33,269              32,599              33,875

10/99                          33,271              32,150              33,550

10/00                          35,542              34,204              35,798

10/01                          39,045              37,378              39,190

10/02                          41,493              39,244              41,356
--------------------------------------------------------------------------------

Summit Municipal Income Fund
--------------------------------------------------------------------------------

                               Lehman      Lipper General              Summit
--------------------------------------------------------------------------------

10/31/93                       25,000              25,000              25,000

10/94                          23,910              23,555              23,905

10/95                          27,459              26,772              27,416

10/96                          29,024              28,210              29,345

10/97                          31,489              30,563              32,438

10/98                          34,014              32,768              35,177

10/99                          33,411              31,415              33,917

10/00                          36,255              33,719              36,640

10/01                          40,063              36,964              40,623

10/02                          42,414              38,429              42,798
--------------------------------------------------------------------------------

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods                                                Since   Inception
Ended 10/31/02    1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

Summit
Municipal
Money
Market Fund         1.28%       2.66%       2.83%       2.96%   10/29/93

Summit
Municipal
Intermediate
Fund                5.53        7.22        5.47        5.75    10/29/93

Summit
Municipal
Income Fund         5.36        8.06        5.70        6.15    10/29/93
--------------------------------------------------------------------------------

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Money Market Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended

                10/31/02    10/31/01    10/31/00    10/31/99    10/31/98
--------------------------------------------------------------------------------

NET ASSET
VALUE
Beginning
of period     $    1.000  $    1.000  $    1.000  $    1.000  $    1.000

Investment
activities

Net investment
  income (loss)    0.013       0.030       0.037       0.029       0.032

Distributions

  Net investment
  income          (0.013)     (0.030)     (0.037)     (0.029)     (0.032)

NET ASSET VALUE

End of
period        $    1.000  $    1.000  $    1.000  $    1.000  $    1.000
                ----------------------------------------------------------------

Ratios/Supplemental Data

Total return^      1.28%       3.01%       3.71%       2.90%       3.27%

Ratio of
total expenses
to average
net assets         0.45%       0.45%       0.45%       0.45%       0.45%

Ratio of net
investment
income (loss)
to average
net assets         1.28%       2.95%       3.66%       2.87%       3.23%

Net assets,
end of period
(in thousands)  $252,105    $242,684    $213,002    $185,305    $170,924
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
T. Rowe Price Summit Municipal Intermediate Fund


Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                10/31/02    10/31/01    10/31/00    10/31/99    10/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period     $    10.78  $    10.30  $    10.12  $    10.70  $    10.51

Investment
activities

  Net
  investment
  income (loss)     0.46        0.48        0.48        0.46        0.48


  Net realized and
  unrealized
  gain (loss)       0.12        0.48        0.18       (0.56)       0.23

  Total from
  investment
  activities        0.58        0.96        0.66       (0.10)       0.71

Distributions

  Net investment
  income           (0.46)      (0.48)      (0.48)      (0.46)      (0.48)

  Net realized
  gain (loss)       --          --          --         (0.02)      (0.04)

  Total
  distributions    (0.46)      (0.48)      (0.48)      (0.48)      (0.52)

NET ASSET VALUE

End of
period          $  10.90  $    10.78  $    10.30  $    10.12  $    10.70
                ----------------------------------------------------------------

Ratios/Supplemental Data

Total return^       5.53%       9.48%       6.70%      (0.96)%      6.89%

Ratio of total
expenses
to average
net assets          0.50%       0.50%       0.50%       0.50%       0.50%

Ratio of net
investment
income (loss)
to average
net assets          4.27%       4.51%       4.73%       4.43%       4.51%

Portfolio
turnover rate       18.5%       20.3%       41.3%       38.5%       22.2%

Net assets,
end of period
(in thousands)  $110,790     $93,226     $79,407     $83,794     $75,928
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. The accompanying notes are an integral part of these
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Income Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                10/31/02    10/31/01    10/31/00    10/31/99    10/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning
of period       $  10.69    $  10.13    $   9.88    $  10.79    $  10.44

Investment activities
  Net investment
  income (loss)     0.51        0.52        0.52        0.49        0.51


  Net realized and
  unrealized
  gain (loss)       0.05        0.56        0.25       (0.86)       0.35

  Total from
  investment
  activities        0.56        1.08        0.77       (0.37)       0.86

Distributions
  Net investment
  income           (0.51)      (0.52)      (0.52)      (0.49)      (0.51)

  Net realized
  gains             --          --          --         (0.05)       --

  Total
  distributions    (0.51)      (0.52)      (0.52)      (0.54)      (0.51)

NET ASSET VALUE

End of period   $  10.74    $  10.69    $  10.13    $   9.88    $  10.79
                ----------------------------------------------------------------

Ratios/Supplemental Data
Total return^       5.36%      10.87%       8.03%      (3.58)%      8.44%

Ratio of total
expenses to average
net assets          0.50%       0.50%       0.50%       0.50%       0.50%

Ratio of net
investment
income (loss)
to average
net assets          4.77%       4.95%       5.23%       4.71%       4.82%

Portfolio
turnover rate       47.3%       53.0%       55.8%       79.7%       48.1%

Net assets,
end of period
(in thousands)  $ 90,584    $ 83,054    $ 69,227    $ 72,558    $ 65,958


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Municipal Money Market Fund
--------------------------------------------------------------------------------
                                                              October 31, 2002


Statement of Net Assets                                        Par      Value
--------------------------------------------------------------------------------
                                                                In thousands

ALABAMA 0.8%
Decatur Ind. Dev. Board
 British Petroleum
  VRDN (Currently 2.05%)+/-                       $  1,300             $  1,300

  VRDN (Currently 2.05%)+/-                            800                  800

Total Alabama (Cost $2,100)                                               2,100


ARIZONA  2.8%

Salt River Agricultural Improvement & Power, TECP
  1.45%, 11/6/02                                     7,000                7,000

Total Arizona (Cost $7,000)                                               7,000


CALIFORNIA  0.4%

  Long Beach Harbor, 5.00%, 5/15/03+/-               1,000                1,019

Total California (Cost $1,019)                                            1,019


COLORADO  0.8%

Denver City & County Airport
  6.75%, 11/15/02
  (Prerefunded 11/15/02!)+/-                         1,380                1,410

  7.25%, 11/15/02
  (Prerefunded 11/15/02!)+/-                           660                  675

Total Colorado (Cost $2,085)                                              2,085


CONNECTICUT  0.1%

Connecticut, 6.10%, 11/15/02
  (Prerefunded 11/15/02!)                              100                  102

Connecticut Special Tax Obligation,
  4.70%, 10/1/03 (MBIA Insured)                        100                  103

Total Connecticut (Cost $205)                                               205


DISTRICT OF COLUMBIA  2.0%

District of Columbia, 5.10%, 12/1/02
  (Escrowed to Maturity)                               135                  135

Metropolitan Washington Airports Auth.
  VRDN (Currently 1.95%) (FSA Insured)+/-            4,000                4,000

  VRDN (Currently 2.00%)
  (MBIA Insured)+/-                                  1,000                1,000

Total District of Columbia (Cost $5,135)                                  5,135


GEORGIA  10.4%

Atlanta Airport
  6.00%, 1/1/03 (FGIC Insured)+/-                 $  5,000             $  5,034

  BAN, 2.25%, 10/30/03                               5,000                5,013

Cherokee County Water & Sewage Auth.
  3.40%, 8/1/03 (FSA Insured)                          660                  668

Cobb County, GO, TAN, 2.50%, 12/31/02                  300                  300

Forsyth County Dev. Auth., Federal Road
  VRDN (Currently 1.95%)+/-                          7,000                7,000

  Georgia, GO, 5.80%, 11/1/02                          150                  150

Georgia Tollway Auth., BAN, 2.75%, 11/20/02          2,500                2,500

Savannah Economic Dev. Auth., Home Depot
  VRDN (Currently 1.95%)+/-                          5,550                5,550

Total Georgia (Cost $26,215)                                             26,215


HAWAII  2.0%

Hawaii, GO, 5.25%, 6/1/03
  (Prerefunded 6/1/03!)                                110                  113

Hawaii Airport System, VRDN
  (Currently 1.97%) (FGIC Insured)+/-                5,000                5,000

Total Hawaii (Cost $5,113)                                                5,113

ILLINOIS  12.3%

Chicago O Hare Int'l Airport
  VRDN (Currently 1.97%)
  (AMBAC Insured)+/-                                 6,875                6,875

  VRDN (Currently 1.98%)
  (MBIA Insured)+/-                                 11,375               11,375

Chicago Water, 4.75%, 11/1/02                          250                  250

Illinois
  4.60%, 6/15/03                                     1,000                1,018

 GO
  5.125%, 12/1/02 (FGIC Insured)                       100                  100

  5.25%, 4/1/03                                        100                  102

Illinois Student Assistance Commission,
  VRDN (Currently 1.95%)+/-                          4,800                4,800

Lake County PCR, W.W. Grainger,
  VRDN (Currently 2.15%)+/-                          1,500                1,500

Southwestern Dev. Auth., Shell Oil,
  VRDN (Currently 2.05%)+/-                          4,400                4,400

Will County, British Petroleum,
  VRDN (Currently 2.05%)+/-                            475                  475

Total Illinois (Cost $30,895)                                            30,895


INDIANA  2.2%

Indiana HFFA, Ascension Health,
  1.83%, 7/3/03                                   $  3,500             $  3,500

Indiana Transportation Fin. Auth.
  6.25%, 11/1/02
  (Prerefunded 11/1/02!)                               150                  153

Indianapolis Local Public Improvement, GO, RAN
  2.375%, 1/9/03                                     1,900                1,903

Total Indiana (Cost $5,556)                                               5,556


IOWA  1.6%

Iowa Fin. Auth., Single Family,
  VRDN (Currently 1.97%)+/-                          3,895                3,895

Total Iowa (Cost $3,895)                                                  3,895


KANSAS  2.0%

Kansas DOT, VRDN (Currently 1.85%)                   5,000                5,000

Total Kansas (Cost $5,000)                                                5,000


LOUISIANA  1.5%

Plaquemines Parish, British Petroleum,
  VRDN (Currently 2.05%)+/-                          3,500                3,500

St. Charles Parish, PCR, Shell Oil,
  VRDN (Currently 2.05%)+/-                            300                  300

Total Louisiana (Cost $3,800)                                             3,800


MARYLAND  5.3%

Maryland CDA
  New Waters Tower Dev. Corp.
  VRDN (Currently 1.95%)+/-                          2,145                2,145

  Parklane Apartments,
  VRDN (Currently 1.95%)+/-                          2,900                2,900

Maryland HHEFA, Carnegie Institution of Washington
  VRDN (Currently 1.85%)                             5,000                5,000

Montgomery County, GO, TECP,
  BAN, 1.70%, 2/14/03                                3,300                3,300

Total Maryland (Cost $13,345)                                            13,345


MASSACHUSETTS  0.1%

Massachusetts, GO, 5.00%,
  1/1/03 MBIA Insured)                                 200                  201

Massachusetts Bay Transportation Auth., GO
  5.00%, 3/1/03 (MBIA Insured)                          15                   15

Total Massachusetts (Cost $216)                                             216


MINNESOTA  0.6%

  Minnesota, GO, 5.50%, 6/1/03                    $    500             $    511

Rochester Health Care Fac.,
  Mayo Foundation, 1.60%, 1/23/03                    1,000                1,000

Total Minnesota (Cost $1,511)                                             1,511


NEBRASKA  1.2%

Nebraska Public Power Dist.
  4.80%, 1/1/03 (Escrowed to Maturity)                 500                  502

  5.80%, 1/1/03 (AMBAC Insured)
  (Prerefunded 1/1/03!)                                100                  103

Omaha Public Power Dist.,
  VRDN (Currently 1.93%)                             2,395                2,395

Total Nebraska (Cost $3,000)                                              3,000


NEVADA  4.1%

Clark County Airport, McCarran Int'l Airport
  VRDN (Currently 2.09%)
  (FGIC Insured)+/-                                    500                  500

Nevada Housing Division, Multi Unit,
  VRDN (Currently 1.95%)+/-                          9,900                9,900

Total Nevada (Cost $10,400)                                              10,400


NEW HAMPSHIRE  0.4%

Manchester, VRDN (Currently 1.95%)
  (FGIC Insured)+/-                                  1,000                1,000

Total New Hampshire (Cost $1,000)                                         1,000


NEW MEXICO  2.1%

New Mexico, GO
  4.50%, 3/1/03                                        300                  303

  TRAN, 3.00%, 6/30/03                               5,000                5,045

Total New Mexico (Cost $5,348)                                            5,348


NORTH CAROLINA  0.1%

Univ. of North Carolina Board of Gov.,
UNC Hosp. at Chapel Hill
  VRDN (Currently 1.99%)                               300                  300

Total North Carolina (Cost $300)                                            300


OHIO  3.9%

Cleveland Airport Systems,
  VRDN (Currently 1.90%)+/-                       $  2,230             $  2,230

Columbus Ohio, GO, 5.50%, 6/15/03                      300                  307

Cuyahoga County, GO, 5.00%, 12/1/02                    150                  151

Ohio
  British Petroleum
  VRDN (Currently 2.05%)+/-                          1,200                1,200

  VRDN (Currently 2.05%)+/-                          4,800                4,800

Ohio Public Fac. Commission
  4.25%, 12/1/02 (AMBAC Insured)                     1,000                1,002

Total Ohio (Cost $9,690)                                                  9,690


OREGON  1.2%

Oregon Housing & Community Services Dept.,
  1.55%, 9/25/03+/-                                  3,000                3,000

Total Oregon (Cost $3,000)                                                3,000


PENNSYLVANIA  3.2%

Pennsylvania Higher Ed. Assistance Agency
  VRDN (Currently 1.90%)
  (AMBAC Insured)+/-                                 5,700                5,700

  VRDN (Currently 1.90%)
  (AMBAC Insured)+/-                                 1,200                1,200

  VRDN (Currently 1.90%)
  (AMBAC Insured)+/-                                   200                  200

Philadelphia HHEFA, Jefferson Health,
  2.35%, 3/27/03                                     1,000                1,000

  Total Pennsylvania (Cost $8,100)                                        8,100


SOUTH CAROLINA  2.0%

Piedmont Municipal Power Agency
  6.30%, 1/1/03 (Prerefunded 1/1/03!)                  100                  103

South Carolina HDA, 1.57%,
  10/1/03 (AMBAC Insured)+/-                         5,000                5,000

Total South Carolina (Cost $5,103)                                        5,103


SOUTH DAKOTA  1.1%

South Dakota HDA, Single Family,
  VRDN (Currently 1.97%)+/-                          2,880                2,880

Total South Dakota (Cost $2,880)                                          2,880


TENNESSEE  1.6%

Metropolitan Nashville & Davidson County,
Vanderbilt Univ.
  1.65%, 1/15/03                                  $  2,000             $  1,987

Shelby County, GO, 1.60%, 11/4/02                    2,000                2,000

Total Tennessee (Cost $3,996)                                             3,987


TEXAS  18.1%

Gulf Coast IDA, CITGO Petroleum,
  VRDN (Currently 2.10%)+/-                            300                  300

Gulf Coast Waste Disposal Auth., British Petroleum
  VRDN (Currently 2.05%)+/-                            200                  200

Houston Airport System, TECP
  VRDN (Currently 1.50%)+/-                          5,000                5,000

  VRDN (Currently 1.97%)
  (FSA Insured)+/-                                   3,910                3,910

Panhandle Plains Higher Ed. Auth.
  VRDN (Currently 1.90%)+/-                          4,000                4,000

  VRDN (Currently 1.90%)+/-                          6,000                6,000

San Antonio Water System, TECP,
  1.65%, 1/17/03                                     6,000                6,000

South Texas Higher Ed. Auth.
  VRDN (Currently 1.90%)
  (MBIA Insured)+/-                                  6,000                6,000

Texas
  Veterans Housing, VRDN
  (Currently 1.90%)+/-                               4,650                4,650


  GO,TRAN, 2.75%, 8/29/03                            6,500                6,555

Univ. of Texas, Board of Regents,
  TECP, 1.45%, 12/6/02                               3,000                3,000

Total Texas (Cost $45,615)                                               45,615


UTAH  2.1%

Salt Lake County Solid Waste, Rio Tinto
  VRDN (Currently 1.97%)+/-                          4,400                4,400

Utah Board Regents, VRDN (Currently 1.90%)
  (AMBAC Insured)+/-                                 1,000                1,000

Total Utah (Cost $5,400)                                                  5,400


VERMONT  3.3%

Vermont Ed. & Health, Middlebury College,
  1.80%, 11/1/03                                  $  8,325             $  8,325

Total Vermont (Cost $8,325)                                               8,325


VIRGINIA  3.6%

Capital Region Airport Commission, Richmond Int'l Airport
  VRDN (Currently 1.95%)
  (AMBAC Insured)+/-                                 7,000                7,000

Fairfax County, GO, 4.25%, 6/1/03                       25                   25

King George County IDA, Birchwood Power Partners
  VRDN (Currently 2.00%)+/-                            800                  800

Virginia Resources Auth., 3.00%, 5/1/03              1,145                1,151

Total Virginia (Cost $8,976)                                              8,976


WASHINGTON  2.7%

King County, GO
  3.00%, 12/1/02 (MBIA Insured)                        345                  345

  4.00%, 12/1/02                                       250                  251

  5.80%, 1/1/03                                        100                  101

Port of Seattle, TECP, 1.50%,
  12/6/02 - 1/10/03+/-                               5,965                5,965

Total Washington (Cost $6,662)                                            6,662


WISCONSIN  4.0%

Wisconsin Housing & Economic Dev. Auth.
 Single Family
  VRDN (Currently 1.95%)+/-                          2,810                2,810

  VRDN (Currently 1.95%)+/-                          7,380                7,380

Total Wisconsin (Cost $10,190)                                           10,190

Total Investments in Securities
99.6% of Net Assets (Cost $251,075)                                    $251,066

Other Assets Less Liabilities                                             1,039

NET ASSETS                                                             $252,105
                                                                       --------

Net Assets Consist of:
Undistributed net investment
income (loss)                                                                10

Undistributed net
realized gain (loss)                                                         (6)

Net unrealized gain (loss)                                                   (9)
Paid-in-capital applicable to
252,106,038 shares of 0.0001 par
value capital stock outstanding;
4,000,000,000 shares of the
Corporation authorized                                                 $252,110

NET ASSETS                                                             $252,105
                                                                       --------

NET ASSET VALUE PER SHARE                                              $   1.00
                                                                       --------


         +/- Interest subject to alternative minimum tax ! Used in determining portfolio maturity AMBAC Ambac Assurance Corp.

         BAN     Bond Anticipation Note
         CDA     Community Development Administration
         DOT     Department of Transportation
        FGIC     Financial Guaranty Insurance Company
         FSA     Financial Security Assurance Inc.
          GO     General Obligation
         HDA     Housing Development Authority
        HFFA     Health Facility Financing Authority
       HHEFA     Health & Higher Educational Facility Authority
         IDA     Industrial Development Authority/Agency
        MBIA     MBIA Insurance Corp.
         PCR     Pollution Control Revenue
         RAN     Revenue Anticipation Note
         TAN     Tax Anticipation Note
        TECP     Tax-Exempt Commercial Paper
        TRAN     Tax Revenue Anticipation Note
        VRDN     Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Statement of Net Assets                                          Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands


ALABAMA  1.0%

Alabama Federal Highway Fin. Auth.
  5.00%, 3/1/08 (MBIA Insured)                    $  1,000             $  1,096

Total Alabama (Cost $1,039)                              x                1,096

ALASKA  0.5%
Alaska HFC, 5.75%, 12/1/11+/-                        500               528

Total Alaska (Cost $498)                                                    528


ARIZONA  2.5%

Arizona School Fac. Board,
  5.50%, 7/1/13                                      1,000                1,131

Arizona Transportation Board,
  5.50%, 7/1/04                                      1,000                1,062

Salt River Agricultural Improvement & Power
  6.50%, 1/1/04                                        500                  527

Total Arizona (Cost $2,582)                                               2,720


CALIFORNIA  1.1%

California Public Works Board,
  6.00%, 11/1/05 (MBIA Insured)                        250                  275

Foothill / Eastern Transportation Corridor Agency
  Zero Coupon, 1/1/05
  (Escrowed to Maturity)                               350                  333

Southern California Public Power Auth.
  9.07%, 7/1/17 (FGIC Insured)
  (Escrowed to Maturity)                               600                  649

Total California (Cost $1,176)                                            1,257


COLORADO  3.1%

  Colorado DOT
  5.50%, 6/15/13 (MBIA Insured)                      1,000                1,140

  RAN, 5.75%, 6/15/07 (AMBAC Insured)                1,400                1,581

Denver City & County Airport
  6.75%, 11/15/22 (MBIA Insured)
  (Prerefunded 11/15/02!)+/-                           105                  107

  6.75%, 11/15/22 (MBIA Insured)+/-                    395                  404


E-470 Public Highway Auth.
  Zero Coupon, 8/31/26
  (Prerefunded 8/31/05!)                          $  1,000             $    195

Total Colorado (Cost $3,383)                                              3,427


CONNECTICUT  2.2%

Connecticut, GO, 5.25%,
  6/15/13 (FGIC Insured)                             1,000                1,104

Mashantucket Western Pequot Tribe, 144A
  5.60%, 9/1/09                                        200                  214

  5.70%, 9/1/12                                        500                  527

Univ. of Connecticut, 5.25%,
  11/15/16 (FGIC Insured)                              500                  549

Total Connecticut (Cost $2,237)                                           2,394


DISTRICT OF COLUMBIA  3.8%

  Dist. of Columbia, GO, 5.20%,
  6/1/04 (AMBAC Insured)                             1,000                1,052

Metropolitan Washington D.C. Airports Auth.
  VRDN (Currently 2.00%)
  (MBIA Insured)+/-                                  1,000                1,000

  5.50%, 10/1/12 (FGIC Insured)+/-                   1,000                1,103

  5.50%, 10/1/18 (MBIA Insured)+/-                   1,000                1,051

Total District of Columbia (Cost $4,122)                                  4,206


FLORIDA  7.1%

Broward County, GO, 5.25%, 1/1/18                      500                  532

Dade County School Board
  5.60%, 8/1/26 (AMBAC Insured)
  (Prerefunded 8/1/06!)                              1,280                1,440

  COP, 5.75%, 5/1/08 (Prerefunded 5/1/04!)             365                  390

Dade County School Dist., GO
  6.00%, 7/15/04 (MBIA Insured)                      1,000                1,071

Florida Board of Ed., GO, 5.125%, 6/1/13             1,000                1,081

Florida Dept. of Environmental Protection
  5.25%, 7/1/14 (FGIC Insured)                         500                  555

Florida Dept. of Natural Resources
  Dept. of Environmental Preservation
  6.00%, 7/1/06 (MBIA Insured)                         500                  562

Indian Trace Community Dev. Dist.
  5.50%, 5/1/07 (MBIA Insured)                    $    500             $    547

Orange County, 5.00%, 1/1/14 (FGIC Insured)            800                  867

Reedy Creek Improvement Dist., GO
  5.375%, 6/1/15 (AMBAC Insured)                       750                  820

Total Florida (Cost $7,401)                                               7,865


GEORGIA  3.2%

Cobb-Marietta Water Auth., 5.50%, 11/1/14              750                  859

Coweta County Residential Care Fac. for the Elderly Auth.
  Wesley Woods of Newnan-Peachtree City
  7.625%, 10/1/06                                      330                  340

Private Colleges & Univ. Auth., Emory Univ.
  5.75%, 11/1/18                                     1,955                2,158

Savannah Economic Dev. Auth.
  Savannah College of Art & Design
  6.80%, 10/1/19                                       200                  213

Total Georgia (Cost $3,355)                              x                3,570


HAWAII  3.6%

Hawaii, GO
  5.375%, 8/1/19 (FGIC Insured)                      1,000                1,062

  5.50%, 2/1/11 (FSA Insured)                        1,050                1,187

Hawaii Dept. of Budget & Fin.
  Wilcox Memorial Hosp., 5.50%, 7/1/09               1,690                1,782

Total Hawaii (Cost $3,905)                                                4,031


ILLINOIS  4.6%

  Chicago
  5.50%, 11/1/18 (AMBAC Insured)                       500                  540

  GO
  5.50%, 1/1/09 (MBIA Insured)                         500                  558

  5.75%, 1/1/05 (AMBAC Insured)                        660                  712

  Illinois, GO
  5.375%, 7/1/13 (MBIA Insured)                        800                  896

  5.50%, 8/1/16 (MBIA Insured)                         500                  551

Illinois HFA
  Edward Health Services
  5.00%, 2/15/09 (AMBAC Insured)                  $    500             $    536

  Hinsdale Hosp.
  7.00%, 11/15/19 (Escrowed to Maturity)               260                  278

Metropolitan Pier & Exposition Auth.
  McCormick Place Expansion
  5.375%, 12/15/17 (FGIC Insured)                    1,000                1,073

Total Illinois (Cost $4,887)                                              5,144


INDIANA  1.2%

Goshen, Greencroft Obligation Group,
  5.20%, 8/15/06                                       750                  749
St. Joseph County
  Madison Center
  5.10%, 2/15/05                                       260                  269

  5.25%, 2/15/07                                       295                  308

Total Indiana (Cost $1,302)                                               1,326


IOWA  0.2%

Iowa Fin. Auth., Wesley
Retirement Services, 6.25%, 2/1/12                     250                  249

Total Iowa (Cost $250)                                                      249


KENTUCKY  0.6%

Kenton County Airport Board,
Delta Airlines, 7.50%, 2/1/12+/-                       800                  670

Total Kentucky (Cost $811)                                                  670


MARYLAND  6.2%

Baltimore County, GO, 5.00%, 8/1/15                    500                  540

Maryland Energy Fin. Administration
  Wheelabrator Technologies
  5.85%, 12/1/05+/-                                  1,510                1,631

  6.30%, 12/1/10+/-                                    250                  270

Maryland HHEFA, Good Samaritan Hosp.
  5.50%, 7/1/05 (Escrowed to Maturity)                 700                  763

Montgomery County, GO, 5.25%, 10/1/14                1,500                1,669

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources
  6.20%, 7/1/10+/-                                $    750             $    782

  6.30%, 7/1/16+/-                                     100                  104

  6.30%, 7/1/16 (MBIA Insured)+/-                      500                  521

Univ. of Maryland, 5.00%, 4/1/09                       565                  622

Total Maryland (Cost $6,637)                                              6,902


MASSACHUSETTS  2.1%

Massachusetts
  5.75%, 6/1/20 (Prerefunded 6/1/10!)                1,000                1,149

  GO
  6.30%, 11/1/05 (Prerefunded 11/1/04!)                250                  275

Massachusetts Water Pollution Abatement Trust
  Water Resources Auth., 6.00%, 8/1/15                 800                  916

Total Massachusetts (Cost $2,189)                                         2,340


MICHIGAN  4.7%

Detroit City School Dist., GO
  5.00%, 5/1/08 (FGIC Insured)                         500                  548

  5.50%, 5/1/18 (FSA Insured)                        1,000                1,082

Garden City HFA, Garden City Hosp.,
  5.375%, 9/1/03                                       395                  386

Michigan Hosp. Fin. Auth.
  Ascension Health, 5.30%, 11/15/06                  1,000                1,093

  Mercy Health Services
  5.00%, 8/15/12 (Escrowed to Maturity)              1,395                1,508

Michigan Municipal Bond Auth., 5.50%, 10/1/            500                  535

Total Michigan (Cost $4,849)                                              5,152


MINNESOTA  1.1%

Minneapolis-St. Paul Metro Airport Commission
  5.50%, 1/1/17 (FGIC Insured)                       1,000                1,081

  Northwest Airlines, 6.50%, 4/1/05+/-                 200                  181

Total Minnesota (Cost $1,226)                                             1,262


MISSISSIPPI  1.0%

Mississippi, GO, 5.50%, 11/15/04                  $  1,000             $  1,074

Total Mississippi (Cost $1,034)                                           1,074


MISSOURI  1.4%

Good Shepherd Nursing Home Dist.,
  5.45%, 8/15/08                                       345                  343

St. Louis Airport, 6.25%, 1/1/03                       350                  351

St. Louis Municipal Fin. Corp.
  5.375%, 2/15/14 (AMBAC Insured)                      750                  831

Total Missouri (Cost $1,496)                                              1,525


NEBRASKA  1.3%

Nebraska Public Power Dist., 5.00%,
  1/1/08 (AMBAC Insured)                             1,355                1,478

Total Nebraska (Cost $1,499)                                              1,478


NEVADA  0.8%


Clark County, GO, 5.50%,
  6/1/16 (FGIC Insured)                                800                  874

Total Nevada (Cost $830)                                                    874


NEW HAMPSHIRE  0.1%

New Hampshire Housing Fin. Agency,
  6.10%, 1/1/03+/-                                      65                   65

Total New Hampshire (Cost $65)                                               65


NEW JERSEY  4.2%

New Jersey, TRAN, 3.00%, 6/12/03                     1,000                1,008

New Jersey Economic Dev. Auth., Winchester Gardens
  8.625%, 11/1/25                                      210                  224

New Jersey Transportation Trust Fund Auth.
  5.625%, 6/15/14                                    1,000                1,148

  5.75%, 6/15/11 (Escrowed to Maturity)              1,000                1,161

Port Auth. of New York & New Jersey
  5.875%, 9/15/15 (FGIC Insured)+/-                  1,000                1,099

Total New Jersey (Cost $4,280)                                            4,640


NEW YORK  7.5%

Albany Parking Auth., 5.25%, 10/15/12             $    370             $    390

Dormitory Auth. of the State of New York
  5.25%, 5/15/12                                       500                  546

  City Univ., 6.875%, 7/1/14 (MBIA Insured)
  (Prerefunded 7/1/04!)                                350                  387

  Nyack Hosp., 6.00%, 7/1/06                           205                  190

Nassau County IDA, Hofstra Univ.
  6.70%, 1/1/09 (Prerefunded 1/1/05!)                  250                  280

  New York City, GO
  VRDN (Currently 1.95%)                             1,000                1,000

  5.25%, 8/1/03                                        500                  512

  7.00%, 8/1/04                                      1,000                1,077

New York City Transitional Fin. Auth.

  5.25%, 2/1/12                                        750                  834

  5.375%, 2/1/15                                       635                  696

New York State Mortgage Agency,
  5.80%, 10/1/06+/-                                    500                  538

New York State Environmental Fac. Corp.,
  6.875%, 6/15/10                                       50                   53

New York State Housing Fin. Agency
  Service Contract Obligation,
  5.85%, 9/15/09                                       300                  329

New York State Thruway Auth.
  5.00%, 4/1/20 (AMBAC Insured)                        450                  461

Triborough Bridge & Tunnel Auth.,
  5.00%, 11/15/20                                    1,000                1,024

Total New York (Cost $8,138)                                              8,317


NORTH CAROLINA  1.0%

North Carolina Eastern Municipal Power Agency
  6.70%, 1/1/19                                        700                  761

North Carolina Medical Care Commission
  Presbyterian Homes, 6.875%, 10/1/21                  300                  321

Total North Carolina (Cost $996)                                          1,082


OHIO  0.5%

Fairfield Economic Dev. Auth., Beverly Enterprises
  8.50%, 1/1/03                                         40                   40

Ohio Housing Fin. Agency, Residential,
  5.025%, 3/1/21+/-                                    485                  490

Total Ohio (Cost $525)                                                      530


OKLAHOMA  1.0%

Oklahoma Transportation Auth.
  5.25%, 1/1/16 (AMBAC Insured)                   $  1,000             $  1,082

Total Oklahoma (Cost $1,031)                                              1,082


OREGON  1.0%

  Oregon DOT, 5.50%, 11/15/14                        1,000                1,134

Total Oregon (Cost $1,067)                                                1,134


PENNSYLVANIA  5.1%

Allegheny County Hosp. Dev. Auth.

  West Penn Allegheny Health System

  9.25%, 11/15/30                                      395                  432

Allegheny County Sanitary Auth.
  5.75%, 12/1/16 (MBIA Insured)                      1,410                1,573

Beaver County IDA, PCR, FirstEnergy,
  4.85%, 6/1/04                                        500                  504

Pennsylvania, GO, 5.25%, 2/1/15                      1,250                1,359

Pennsylvania Intergov't. Cooperative Auth.
  5.25%, 6/15/13 (FGIC Insured)                        750                  818

  7.00%, 6/15/04 (FGIC Insured)
  (Escrowed to Maturity)                               400                  433

Philadelphia Auth. for Ind. Dev.
  Paul's Run Retirement Community
  5.85%, 5/15/13                                       500                  490

Total Pennsylvania (Cost $5,315)                                          5,609


SOUTH CAROLINA  5.1%

Charleston Water & Sewer, 5.125%, 1/1/13               500                  552

South Carolina, GO, 5.75%, 1/1/08                    1,000                1,131

South Carolina Public Service Auth.
  6.25%, 1/1/05 (MBIA Insured)                       1,350                1,471

South Carolina Transportation Infrastructure Bank
  5.50%, 10/1/12 (AMBAC Insured)                     1,000                1,121

  5.50%, 10/1/15 (AMBAC Insured)                     1,240                1,374

Total South Carolina (Cost $5,333)                                        5,649


TENNESSEE  0.9%

Memphis-Shelby County Airport Auth.

  6.25%, 2/15/11 (MBIA Insured)+/-                $    200             $    229
Tennessee Housing Dev. Agency
  4.95%, 7/1/10+/-                                     420                  437

  5.05%, 7/1/11+/-                                     355                  368

Total Tennessee (Cost $981)                                               1,034


TEXAS  8.6%

Abilene Health Fac. Dev., Sears Methodist Retirement
  5.40%, 11/15/09                                      700                  677

Austin Airport System, 5.75%,
  11/15/08 (MBIA Insured)+/-                           500                  539

Dallas-Fort Worth Int'l Airport Fac., American Airlines
  6.05%, 11/1/05+/-                                    250                  122

Harris County Health Fac. Dev., Texas Childrens Hosp.
  5.375%, 10/1/12                                      800                  853

Houston, GO, 5.375%, 3/1/12 (FSA Insured)            1,200                1,335

Houston Airport IDR, Continental Airlines,
  6.75%, 7/1/29+/-                                     135                   73

Houston Water & Sewer System
  7.00%, 12/1/03 (AMBAC Insured)                       270                  285

Lower Colorado River Auth., 5.75%,
  5/15/11 (FSA Insured)                              1,370                1,553

North East Independent School Dist.,
  GO, 6.00%, 2/1/16                                  1,100                1,234

North Harris Montgomery Community College, GO
  5.375%, 2/15/14 (FGIC Insured)                     1,000                1,106

Sabine River Auth. PCR, TXU Energy,
  5.50%, 11/1/11                                       170                  148

  San Antonio Electric & Gas,
  5.00%, 2/1/07                                      1,000                1,090

Tarrant County Health Fac. Dev., Texas Health Resources
  5.75%, 2/15/10 (MBIA Insured)                        500                  550

Total Texas (Cost $9,295)                                                 9,565


VIRGINIA  8.1%

Arlington County IDA, Arlington Health Systems
  5.50%, 7/1/13                                        980                1,060

Bedford County IDA, PCR, Georgia-Pacific,
  4.60%, 8/1/04                                        125                  119

Charles County IDA, Waste Management,
  6.25%, 4/1/12+/-                                     250                  261


Chesterfield County IDA, Bon Secours Health System
  5.70%, 11/15/03                                 $    750             $    775

Louisa IDA, Virginia Electric & Power,
  3.40%, 3/1/04+/-                                     750                  759

Portsmouth, GO, 5.50%,
  6/1/14 (FGIC Insured)                                800                  878

Virginia Public School Auth.,
  GO, 5.00%, 1/1/04                                  1,300                1,350

Virginia Biotechnology Research Park Auth.,
  5.25%, 9/1/12                                      1,000                1,114

Virginia College Building Auth., Public Higher Ed.
  5.50%, 9/1/14                                      1,000                1,106

Virginia Transportation Board
  5.125%, 5/15/21                                    1,000                1,019

  5.80%, 5/15/04                                       500                  531

Total Virginia (Cost $8,634)                                              8,972


WASHINGTON  2.0%

King County, GO, 5.25%, 12/1/07                      1,500                1,673

Washington Health Care Fac. Auth.
  Virginia Mason Medical Center
  6.00%, 8/15/08 (MBIA Insured)                        500                  569

Total Washington (Cost $2,062)                                            2,242


WISCONSIN  2.0%

Milwaukee Metropolitan Sewage Dist.,
  GO, 6.25%, 10/1/05                                 1,600                1,785

Wisconsin HEFA, Froedert & Community Health
  5.625%, 10/1/11                                      400                  435

Total Wisconsin (Cost $2,075)                                             2,220

Total Investments in Securities
100.4% of Net Assets (Cost $106,505)                                   $111,231

Other Assets Less Liabilities                                              (441)

NET ASSETS                                                             $110,790
                                                                       --------

Net Assets Consist of:
Undistributed net investment
income (loss)                                                                 8

Undistributed net
realized gain (loss)                                                       (590)

Net unrealized gain (loss)                                                4,726

Paid-in-capital applicable to
10,167,200 shares of 0.0001 par
value capital stock outstanding;
4,000,000,000 shares
of the Corporation authorized                                           106,646

NET ASSETS                                                              110,790

NET ASSET VALUE PER SHARE                                                 10.90


       +/-        Interest subject to alternative minimum tax

         !        Used in determining portfolio maturity

         144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to 741 and represents 0.7% of net assets

       AMBAC    Ambac Assurance Corp.
         COP    Certificates of Participation
         DOT    Department of Transportation
        FGIC    Financial Guaranty Insurance Company
         FSA    Financial Security Assurance Inc.
          GO    General Obligation
        HEFA    Health & Educational Facility Authority
         HFA    Health Facility Authority
         HFC    Housing Finance Corp.
       HHEFA    Health & Higher Educational Facility Authority
         IDA    Industrial Development Authority/Agency
         IDR    Industrial Development Revenue
        MBIA    MBIA Insurance Corp.
         PCR    Pollution Control Revenue
         RAN    Revenue Anticipation Note
        TRAN    Tax Revenue Anticipation Note
        VRDN    Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Income Fund
--------------------------------------------------------------------------------
                                                               October 31, 2002

Statement of Net Assets                                           Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands

ALABAMA  1.4%

Alabama Public School & College Auth.
  5.50%, 9/1/29 (MBIA Insured)                    $  1,000             $  1,042

Baldwin County Eastern Shore Hosp. Auth.
  Thomas Hosp.
  6.75%, 4/1/21                                        200                  201

Total Alabama (Cost $1,228)                                               1,243


ALASKA  2.7%

Alaska HFC
  Single Family Housing
  5.75%, 12/1/11+/-                                  1,150                1,214

Alaska Student Loan Corp.
  5.10%, 7/1/10 (AMBAC Insured)+/-                   1,000                1,056

  Valdez Alaska Marine Terminal
  Phillips Petroleum
  2.90%, 1/1/03                                        200                  200

Total Alaska (Cost $2,343)                                                2,470


ARIZONA  2.1%

Phoenix, 5.875%, 7/1/18
  (Prerefunded 7/1/10!)                                575                  666

Phoenix Civic Improvement Corp.
  6.25%, 7/1/17 (FGIC Insured)
  (Prerefunded 7/1/10!)                              1,000                1,196

Total Arizona (Cost $1,614)                                               1,862


CALIFORNIA  2.2%

Chula Vista
  Multi-Family Housing
  7.50%, 1/1/32+/-                                     460                  447

Foothill / Eastern Transportation Corridor Agency
  Zero Coupon, 1/1/26
  (Escrowed to Maturity)                               500                  150

Pomona Unified School Dist., GO
  6.15%, 8/1/15 (MBIA Insured)                         145                  169

Poway Community Fac. Dist. 88-1,
  6.75%, 8/15/15                                       425                  462

Sacramento City Fin. Auth.
  Sacramento Hotel
  6.25%, 1/1/30                                   $    500             $    494

Santa Ana Housing Auth.
  Multi-Family Housing
  5.65%, 11/1/06+/-                                    300                  306

Total California (Cost $1,959)                                            2,028


COLORADO  1.5%

Colorado HFA
  Adventist Health System
  6.625%, 11/15/26                                     500                  538

  Covenant Retirement Communities
  6.125%, 12/1/33                                      200                  195

Denver Health & Hosp. Auth.,
  6.00%, 12/1/31                                       250                  253

E-470 Public Highway Auth.
  Zero Coupon, 8/31/26
  (Prerefunded 8/31/05!)                             2,000                  389

Total Colorado (Cost $1,299)                                              1,375


CONNECTICUT  0.6%

Mashantucket (Western) Pequot Tribe, 144A
5.70%, 9/1/12                                          250                  264

5.75%, 9/1/27                                          300                  300

Total Connecticut (Cost $537)                                               564


DELAWARE  1.9%

Delaware State Housing Auth.
  Multi-Family Housing
  5.40%, 7/1/24                                      1,725                1,763

Total Delaware (Cost $1,729)                                              1,763


DISTRICT OF COLUMBIA  4.6%

District of Columbia, GO, 6.00%,
  6/1/17 (MBIA Insured)                              1,100                1,290

Metropolitan Washington D.C. Airports Auth.
  VRDN (Currently 1.95%)(FSA Insured)+/-             1,000                1,000

  VRDN (Currently 2.00%)
  (MBIA Insured)+/-                                    800                  800

  5.50%, 10/1/27 (MBIA Insured)+/-                   1,000                1,038

Total District of Columbia (Cost $3,952)                                  4,128


FLORIDA  2.0%

Double Branch Community Dev. Dist.,
  5.60%, 5/1/07                                        250                  248

Hillsborough IDA, Tampa Electric,
  5.50%, 10/1/23                                       450                  442

Orlando Utilities Commission,
  5.25%, 10/1/15                                     1,000                1,111

Total Florida (Cost $1,768)                                               1,801


GEORGIA  2.9%

Athens-Clarke Residential Care Fac.
  Wesley Woods of Athens
  6.375%, 10/1/27                                      200                  176

Atlanta Airport, 6.25%, 1/1/14
  (FGIC Insured)+/-                                  1,000                1,128

Chatham County Hosp. Auth.
  Memorial Univ. Medical Center
  6.125%, 1/1/24                                       750                  787

Coweta County Residential Care Fac. for the Elderly
  Wesley Woods of Newnan-Peachtree City
  8.20%, 10/1/16                                       215                  228

Municipal Electric Auth. of Georgia
  5.70%, 1/1/19 (MBIA Insured)
  (Escrowed to Maturity)                               100                  115

Rockdale County Dev. Auth.
  Pratt Industries USA
  7.50%, 1/1/26+/-                                     225                  227

Total Georgia (Cost $2,527)                                               2,661


HAWAII  1.7%

Hawaii, GO, 5.375%, 8/1/19 (FGIC Insured)            1,000                1,062

Hawaii Dept. of Budget & Fin.
  Hawaii Pacific Health
  6.25%, 7/1/21                                        500                  511

Total Hawaii (Cost $1,527)                                                1,573


IDAHO  0.1%

Idaho Housing Agency
  Single Family Housing
  6.60%, 7/1/27+/-                                $     67             $     70

Total Idaho (Cost $67)                                                       70


ILLINOIS  4.6%

Chicago
  6.75%, 1/1/35 (FGIC Insured)
  (Prerefunded 7/1/10!)                                500                  614

Chicago O' Hare Int'l Airport
  5.75%, 1/1/21 (MBIA Insured)+/-                    1,000                1,063

Illinois HFA
  Community Hosp. of Ottawa
  6.85%, 8/15/24                                       200                  204

  Glen Oaks Medical Center
  7.00%, 11/15/19 (Escrowed to Maturity)               145                  155

  Holy Cross Hosp.
  6.70%, 3/1/14                                        300                  230

  Lutheran Senior Ministries Obligate
  7.375%, 8/15/31                                      250                  253

Metropolitan Pier & Expo Auth.
  McCormick Place Expansion Project A
  5.00%, 12/15/28 (MBIA Insured)                     1,000                  999

  McCormick Place Expansion Project B
  Zero Coupon, 6/15/19 (MBIA Insured)                1,000                  430

Village of Carol Stream
  Windsor Park Manor
  7.20%, 12/1/14                                       200                  202

Total Illinois (Cost $3,965)                                              4,150


INDIANA  1.1%

Indiana Transportation Fin. Auth.,
  5.375%, 12/1/25                                    1,000                1,029

Total Indiana (Cost $957)                                                 1,029


IOWA  1.2%

Iowa Fin. Auth.
  Single Family Mortgage
  5.70%, 1/1/27                                   $    880             $    908

  Wesley Retirement Services
  6.25%, 2/1/12                                        160                  159

Total Iowa (Cost $996)                                                    1,067


KANSAS  2.0%

City of Olathe
  Aberdeen Village
  8.00%, 5/15/30                                       250                  255

Johnson County Union School Dist. 233, GO
  5.50%, 9/1/16 (FGIC Insured)                       1,000                1,134

Lenexa Health Care Fac.
  Lakeview Village
  6.875%, 5/15/32                                      400                  404

Total Kansas (Cost $1,708)                                                1,793


LOUISIANA  1.2%

Louisiana Gas And Fuels, GO
  5.375%, 6/1/19 (AMBAC Insured)                     1,000                1,065

Total Louisiana (Cost $1,065)                                             1,065


MAINE  1.2%

Maine Housing Auth.
  Single Family Housing
  6.40%, 11/15/19+/-                                 1,000                1,070

Total Maine (Cost $1,000)                                                 1,070


MARYLAND  3.8%

Maryland CDA
  Single Family
  7.25%, 4/1/19+/-                                     140                  144


Maryland Economic Dev. Corp.
Anne Arundel County Golf Course Systems
  8.25%, 6/1/28                                   $    150             $    148

Morgan State Univ. Student Housing Project
  6.00%, 7/1/22                                        500                  512

The Associated Jewish Charities
  5.50%, 7/15/09                                       445                  467

Maryland Energy Fin. Administration
 Baltimore Wastewater
  6.45%, 12/1/16+/-                                    500                  532

Maryland HHEFA
  Univ. of Maryland Medical System
  6.625%, 7/1/20                                       850                  929

Northeast Maryland Waste Disposal Auth.
  Montgomery County Resources
  6.20%, 7/1/10+/-                                     500                  521

  IDR, Waste Management
  5.00%, 1/1/12+/-                                     200                  194

Total Maryland (Cost $3,293)                                              3,447


MASSACHUSETTS  1.4%

Massachusetts Water Pollution Abatement Trust
         Massachusetts Water Resources Auth.
  6.00%, 8/1/18                                      1,050                1,239

Total Massachusetts (Cost $1,065)                                         1,239


MICHIGAN  1.2%

Detroit City School Dist., GO
  6.00%, 5/1/29 (FSA Insured)                          100                  117

Michigan Strategic Fund, IDR
  Waste Management WMX Technologies
  6.00%, 12/1/13+/-                                  1,000                1,007

  Total Michigan (Cost $1,141)                                            1,124


MINNESOTA  0.6%

Duluth Economic Dev. Auth.
  St. Luke's Hosp. of Duluth
  7.25%, 6/15/22                                  $    250             $    252

Minneapolis-St. Paul Metropolitan Airport Commission
  Northwest Airlines
  6.50%, 4/1/05+/-                                     300                  272

Total Minnesota (Cost $546)                                                 524


MISSISSIPPI  0.6%

Mississippi Business Fin., PCR
  Entergy Corp.
  5.875%, 4/1/22                                       500                  462

  Warren County, PCR
  Entergy Corp.
  7.00%, 4/1/22                                        100                  102

Total Mississippi (Cost $597)                                               564


MISSOURI  1.2%

Missouri Higher Ed. Loan Auth.
  5.85%, 7/15/10+/-                                  1,000                1,090

Total Missouri (Cost $1,000)                                              1,090


NEBRASKA  1.2%

Nebraska Public Power Dist.
  5.00%, 1/1/09 (AMBAC Insured)                      1,000                1,094

Total Nebraska (Cost $1,112)                                              1,094


NEVADA  0.5%

Clark County Airport
  Las Vegas/McCarran Int'l. Airport
  6.00%, 7/1/17 (MBIA Insured)+/-                      250                  273

Clark County, IDR, PCR
  Southwest Gas Corp.
  6.50%, 12/1/33+/-                                    200                  202

Total Nevada (Cost $432)                                                    475


NEW HAMPSHIRE  1.0%

New Hampshire Business Fin. Auth., PCR
  Public Service Company of New Hampshire
  5.45%, 5/1/21 (MBIA Insured)                    $    750             $    790

New Hampshire Housing Fin. Auth.
  Single Family Housing
  6.85%, 7/1/14+/-                                      80                   82

Total New Hampshire (Cost $863)                                             872


NEW JERSEY  5.6%

New Jersey Economic Dev. Auth.
  The Evergreens
  6.00%, 10/1/17                                       130                  128

  Winchester Gardens at Ward Homestead
  8.625%, 11/1/25                                      210                  224

New Jersey Economic Dev. Auth., IDR
  Continental Airlines
  6.25%, 9/15/19+/-                                  1,000                  555

New Jersey Health Care Fac. Fin. Auth.
  Irvington General Hosp.
  5.875%, 8/1/06 (Prerefunded 8/1/04!)                  80                   87

  South Jersey Hosp., 5.875%, 7/1/21                   750                  767

New Jersey Housing & Mortgage Fin. Agency
  Single Family Housing
  6.35%, 10/1/27 (MBIA Insured)+/-                     210                  219

New Jersey Sports & Exhibition Auth.
  Monmouth Park
  8.00%, 1/1/25 (Prerefunded 1/1/05!)                  100                  115

New Jersey Transportation Trust Fund Auth.
  6.00%, 6/15/07 (Escrowed to Maturity)              1,000                1,144

New Jersey Turnpike Auth.
  10.375%, 1/1/03 (Escrowed to Maturity)               165                  167

Port Auth. of New York & New Jersey
  5.875%, 9/15/15 (FGIC Insured)+/-                  1,000                1,099

Tobacco Settlement Fin. Corp.,
  6.00%, 6/1/37                                        600                  571

Total New Jersey (Cost $5,270)                                            5,076


NEW MEXICO  0.5%

New Mexico Mortgage Fin. Auth.
  Single Family Mortgage
  6.30%, 9/1/27                                   $    455             $    486

Total New Mexico (Cost $455)                                                486


NEW YORK  10.3%

Metropolitan Transportation Auth.
  5.125%, 11/15/31                                     500                  505

Nassau County, GO
  7.00%, 3/1/13 (FSA Insured)                          655                  785

Nassau County IDA
  Hofstra Univ.
  6.80%, 1/1/11 (Prerefunded 1/1/05!)                  290                  325

New York City, GO
  5.00%, 8/1/06                                      1,000                1,066

  6.25%, 8/1/09                                        350                  394

New York State Dormitory Auth.
  5.25%, 5/15/15 (AMBAC Insured)                       500                  555

  Nyack Hosp., 6.00%, 7/1/06                           205                  190

New York State Energy Research & Dev. Auth.
  Consolidated Edison Company of New York
  4.70%, 10/1/12+/-                                    300                  300

New York State Environmental Fac. Corp.
  EFC Pooled Loan, 6.90%, 11/15/15                     100                  112

  PCR, 6.90%, 11/15/15
  (Prerefunded 11/15/04!)                              100                  112

New York State Mortgage Agency
  Homeowner Mortgage
  5.85%, 10/1/18+/-                                    995                1,053

  6.625%, 9/13/05+/-                                    60                   63

New York State Thruway Auth.
  5.00%, 4/1/19 (AMBAC Insured)                      1,405                1,453

Triborough Bridge & Tunnel Auth.
  5.00%, 11/15/20                                    1,000                1,024

  5.90%, 1/1/08 (Escrowed to Maturity)               1,000                1,139


Yonkers IDA
  Community Dev. Properties
  6.625%, 2/1/26                                  $    250             $    267

Total New York (Cost $8,909)                                              9,343


NORTH CAROLINA  1.7%

North Carolina Eastern Municipal Power Agency
  6.70%, 1/1/19                                        700                  762

North Carolina Medical Care Commission
  Presbyterian Homes
  6.875%, 10/1/21                                      250                  267

North Carolina Municipal Power Agency
  5.90%, 1/1/03                                        500                  503

  Total North Carolina (Cost $1,447)                                      1,532


OHIO  3.2%

Akron, Municipal Baseball Stadium,
  COP, 6.90%, 12/1/16                                  300                  333

Fairfield Economic Dev.
  Beverly Enterprises

  8.50%, 1/1/03                                         20                   20
Franklin County
  Ohio Presbyterian Retirement Services
  7.125%, 7/1/29                                       500                  512

Ohio Building Auth.
  Adult Correctional Fac.
  5.50%, 10/1/11                                     1,000                1,128

Ohio Water Dev. Auth.
  Water Dev. Fresh Water Improvement
  5.375%, 12/1/21                                      750                  788

  PCR, FirstEnergy Corp.
  8.00%, 10/1/23+/-                                    100                  107

  Total Ohio (Cost $2,720)                                                2,888


OREGON  1.7%

Oregon, GO, TAN, 3.25%, 5/1/03                         425                  429

Portland Sewer Systems
  5.75%, 8/1/20 (FGIC Insured)                         750                  828

Umatilla County or Hosp. Fac. Auth.
  Catholic Health Initiatives
  5.50%, 3/1/22                                   $    290             $    292

Total Oregon (Cost $1,481)                                                1,549


PENNSYLVANIA  5.6%

Beaver County IDA, PCR
  FirstEnergy Corp.
  7.625%, 5/1/25                                       100                  107

Bucks County IDA
  Chandler Hall
  6.10%, 5/1/14                                        300                  287

Montgomery County HHEFA
  Faulkeways at Gwynedd
  6.75%, 11/15/24                                      400                  421

Pennsylvania Turnpike Commission
  5.50%, 7/15/33 (AMBAC Insured)                     1,000                1,051

Philadelphia School Dist., GO
  5.50%, 2/1/22 (FSA Insured)                        1,000                1,053

  5.50%, 2/1/31 (FSA Insured)                        1,000                1,047

West Shore Area Auth.
  Holy Spirit Hosp.
  6.20%, 1/1/26                                        500                  507
  6.25%, 1/1/32                                        250                  253

Westmoreland County IDA
  Redstone Presbyterian Seniorcare
  8.00%, 11/15/23                                      300                  314

Total Pennsylvania (Cost $4,908)                                          5,040


PUERTO RICO  0.3%

Puerto Rico Highway & Transportation Auth.,
  5.50%, 7/1/15                                        250                  279

Total Puerto Rico (Cost $239)                                               279


SOUTH CAROLINA  1.8%

South Carolina Jobs Economic Dev. Auth.
  Myrtle Beach Convention Center Hotel
  6.625%, 4/1/36                                       345                  346

South Carolina Public Service
  5.25%, 1/1/18 (FSA Insured)                     $  1,000             $  1,069

  6.25%, 1/1/22 (AMBAC Insured)                        200                  222

Total South Carolina (Cost $1,580)                                        1,637


TENNESSEE  1.2%

Memphis-Shelby County Airport Auth.
  6.25%, 2/15/09 (MBIA Insured)+/-                     290                  329

  6.25%, 2/15/11 (MBIA Insured)+/-                     100                  114

Metropolitan of Nashville & Davidson Counties
  Mur-Ci Homes
  7.75%, 12/1/26                                       190                  182

Sullivan County Health, Education & Housing
  Wellmont Health Systems
  6.25%, 9/1/22                                        500                  507

Total Tennessee (Cost $1,093)                                             1,132


TEXAS  10.6%

Abilene Health Fac. Dev. Corp.
  Sears Methodist Retirement System
  5.90%, 11/15/25                                      250                  233

Amarillo Health Fac. Dev. Corp.
  Sears Panhandle Retirement
  7.75%, 8/15/26 (Prerefunded 8/15/06!)                200                  242

Brazos River Auth., PCR
  TXU Energy Company
  5.75%, 11/1/11+/-                                    250                  215

Brazos River Harbor Navigation Dist., IDR
  Dow Chemical Company
  3.375%, 5/15/03+/-                                   500                  498

Dallas Fort Worth Airport
  5.50%, 11/1/31 (FGIC Insured)+/-                   1,000                1,030

Gulf Coast Waste Disposal Auth., IDR, PCR
  Anheuser-Busch Companies
  5.90%, 4/1/36+/-                                     500                  522

Harris County
  6.375%, 8/15/24 (MBIA Insured)
  (Prerefunded 8/15/04!)                          $    250             $    275

Harris County Health Fac. Dev. Corp.
  Memorial Hermann Healthcare System
  6.375%, 6/1/29                                       250                  263

  St. Luke's Episcopal
  5.375%, 2/15/26                                    1,000                  994

  Texas Childrens Hosp.
  5.375%, 10/1/12                                      800                  854

Houston, GO, 5.50%, 3/1/18 (FSA Insured)               500                  537

Houston, 6.40%, 6/1/27                                 250                  275

Houston Water & Sewer System
  5.75%, 12/1/18 (AMBAC Insured)                       485                  539

Matagorda County Navigation Dist. #1
  Reliant Energy
  5.20%, 11/1/02                                     1,000                1,000

Tomball Hosp. Auth.
  Tomball Regional Hosp.
  6.00%, 7/1/19                                        500                  512

Tyler Health Fac. Dev. Corp.
  Mother Frances Hosp.
  5.625%, 7/1/13                                       500                  500

University of Texas System, 5.25%, 8/15/19           1,000                1,083

Total Texas (Cost $9,264)                                                 9,572


UTAH  0.6%

Intermountain Power Agency
  5.75%, 7/1/16 (MBIA Insured)                         500                  559

Total Utah (Cost $491)                                                      559


VIRGINIA  7.6%

Chesterfield County IDA
  Bon Secours Health System
  5.70%, 11/15/03                                      350                  362

Fairfax County Water Auth.
  5.80%, 1/1/16 (Escrowed to Maturity)                 860                  975

Fredericksburg IDA
  Medicorp Health System
  5.25%, 6/15/27                                  $    750             $    745

Greater Richmond Convention Center
  6.125%, 6/15/29                                    1,250                1,373

Louisa IDA
  Virginia Electric & Power
  3.40%, 3/1/04+/-                                     500                  506

Richmond Metropolitan Auth.
  5.25%, 7/15/22 (FGIC Insured)                        250                  267

Riverside Regional Jail Auth.
  5.875%, 7/1/14 (MBIA Insured)
  (Prerefunded 7/1/05!)                              1,000                1,110

Virginia HDA
  Multi-Family Housing
  6.50%, 5/1/13+/-                                     100                  104

  Virginia Port Auth.
  5.00%, 7/1/27+/-                                   1,000                  993

York County IDA
  Virginia Electric & Power Company
  5.50%, 7/1/09                                        400                  406

Total Virginia (Cost $6,470)                                              6,841


WASHINGTON  1.3%

Chelan County Public Utility Dist. #1
  Zero Coupon, 6/1/18 (MBIA Insured)                   585                  267

Tacoma Solid Waste Utility
  5.50%, 12/1/17 (AMBAC Insured)
  (Prerefunded 12/1/07!)                               800                  874

Total Washington (Cost $1,028)                                            1,141


WEST VIRGINIA  0.6%

West Virginia Building Commission
  5.375%, 7/1/21 (AMBAC Insured)                       500                  540

Total West Virginia (Cost $524)                                             540


WISCONSIN  1.1%

Badger Tobacco Asset Securitization,
  6.125%, 6/1/27                                  $    500             $    481

Oconto Falls CDA
  Oconto Falls Tissue
  7.75%, 12/1/22+/-                                    200                  145

Wisconsin HEFA
  National Regency of New Berlin
  8.00%, 8/15/25                                       200                  209

Wisconsin Housing & Economic Dev. Auth.
  Single Family Housing
  6.45%, 9/1/27+/-                                     140                  145

Total Wisconsin (Cost $1,021)                                               980

Total Investments in Securities
100.2% of Net Assets (Cost $87,190)                                      90,736

Other Assets Less Liabilities                                              (152)

NET ASSETS                                                             $ 90,584
                                                                       --------

Net Assets Consist of:
Undistributed net
investment income (loss)                                                     23

Undistributed net
realized gain (loss)                                                     (1,722)

Net unrealized gain (loss)                                                3,546

Paid-in-capital applicable to
8,437,974 shares of 0.0001 par
value capital stock outstanding;
4,000,000,000 shares
of the Corporation authorized                                            88,737

NET ASSETS                                                             $ 90,584
                                                                       --------

NET ASSET VALUE PER SHARE                                              $  10.74
                                                                       --------


          +/-   Interest subject to alternative minimum tax
            !   Used in determining portfolio maturity

          144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to 564 and represents 0.6% of net assets

         AMBAC  Ambac Assurance Corp.

           CDA  Community Development Administration

           COP  Certificates of Participation

          FGIC  Financial Guaranty Insurance Company

           FSA  Financial Security Assurance Inc.

            GO  General Obligation

           HDA  Housing Development Authority

          HEFA  Health & Educational Facility Authority

           HFA  Health Facility Authority

           HFC  Housing Finance Corp.

         HHEFA  Health & Higher Educational Facility Authority

           IDA  Industrial Development Authority/Agency

           IDR  Industrial Development Revenue

          MBIA  MBIA Insurance Corp.

           PCR  Pollution Control Revenue

           TAN  Tax Anticipation Note

          VRDN  Variable-Rate Demand Note



The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                Money
                               Market        Intermediate              Income
                                 Fund                Fund                Fund

                                 Year                Year                Year
                                Ended               Ended               Ended
                             10/31/02            10/31/02            10/31/02
--------------------------------------------------------------------------------

Investment Income (Loss)
Interest income              $  3,973            $  4,838            $  4,523

Investment management and
  administrative exp            1,030                 506                 429

Net investment
income (loss)                   2,943               4,332               4,094

Realized and
Unrealized
Gain (Loss)
Net realized
gain (loss)
  Securities                       (6)                474                 549

  Futures                        --                  (171)                (14)

  Net realized
  gain (loss)                      (6)                303                 535

Change in net unrealized gain (loss)

  Securities                       (9)                820                (242)

  Futures                        --                    61                  10

  Change in net unrealized
  gain (loss)                      (9)                881                (232)


Net realized and
unrealized
gain (loss)                       (15)              1,184                 303

INCREASE (DECREASE)
IN NET
ASSETS FROM
OPERATIONS                   $  2,928            $  5,516            $  4,397
                             --------            --------            --------


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Money Market Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
In thousands

                                                      Year
                                                     Ended
                                                  10/31/02             10/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                    $  2,943             $  6,329

  Net realized gain (loss)                              (6)                   6
  Change in net unrealized gain (loss)                  (9)                --
  Increase (decrease) in net
  assets from operations                             2,928                6,335

Distributions to shareholders
  Net investment income                             (2,933)              (6,329)

Capital share transactions *
  Shares sold                                      262,673              232,774

  Distributions reinvested                           2,791                5,926

  Shares redeemed                                 (256,038)            (209,024)

  Increase (decrease) in net
  assets from capital
  share transactions                                 9,426               29,676

Net Assets
Increase (decrease) during period                    9,421               29,682

Beginning of period                                242,684              213,002

End of period                                     $252,105             $242,684
                                                  --------             --------

*Share information
  Shares sold                                      262,673              232,774

  Distributions reinvested                           2,791                5,926

  Shares redeemed                                 (256,038)            (209,024)

  Increase (decrease) in
  shares outstanding                                 9,426               29,676


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Intermediate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  10/31/02             10/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                    $  4,332             $  3,816

  Net realized gain (loss)                             303                  629

  Change in net unrealized gain (loss)                 881                3,207

  Increase (decrease) in net
  assets from operations                             5,516                7,652

Distributions to shareholders

  Net investment income                             (4,330)              (3,816)

Capital share transactions *
  Shares sold                                       35,363               24,476

  Distributions reinvested                           2,530                2,388

  Shares redeemed                                  (21,515)             (16,881)

  Increase (decrease) in
  net assets from capital
  share transactions                                16,378                9,983

Net Assets
Increase (decrease) during period                   17,564               13,819

Beginning of period                                 93,226               79,407

End of period                                     $110,790             $ 93,226
                                                  --------             --------

*Share information
  Shares sold                                        3,286                2,311

  Distributions reinvested                             235                  226

  Shares redeemed                                   (2,004)              (1,599)

  Increase (decrease) in
  shares outstanding                                 1,517                  938


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Income Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  10/31/02             10/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                    $  4,094             $  3,755

  Net realized gain (loss)                             535                  870

  Change in net unrealized gain (loss)                (232)               3,119

  Increase (decrease) in net
  assets from operations                             4,397                7,744

Distributions to shareholders
  Net investment income                             (4,086)              (3,755)

Capital share transactions *
  Shares sold                                       26,940               22,585

  Distributions reinvested                           2,541                2,307

  Shares redeemed                                  (22,262)             (15,054)

  Increase (decrease) in net
  assets from capital

  share transactions                                 7,219                9,838

Net Assets
Increase (decrease) during period                    7,530               13,827

Beginning of period                                 83,054               69,227

End of period                                     $ 90,584             $ 83,054
                                                  --------             --------

*Share information
  Shares sold                                        2,534                2,153

  Distributions reinvested                             239                  220

  Shares redeemed                                   (2,103)              (1,438)

  Increase (decrease) in shares outstanding            670                  935


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------
                                                              October 31, 2002


Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Summit Municipal Money Market Fund (the Money Fund), the Summit Municipal Intermediate Fund (the Intermediate Fund), and the Summit Municipal Income Fund (the Income Fund) are three portfolios established by the corporation and commenced operations on October 29, 1993. The Money Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes. The Intermediate Fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation. The Income Fund seeks a high level of income exempt from federal income taxes.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

     On November 1, 2001, each fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to November 1, 2001, the funds recognized market discount at time of disposition as gain or loss. Upon adoption, each fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was 7,000 for the Intermediate Fund and 14,000 for the Income Fund. For the year ended October 31, 2002, the effect of the change for the Money Fund was to increase net investment income by 10,000 and decrease net unrealized gain/loss on securities by 10,000 (each less than 0.001 per share). The effect of the change for the Intermediate Fund, for the year ended October 31, 2002, was to increase net investment income by 2,000, decrease net realized gain/loss on securities by 4,000, and increase net unrealized gain/loss on securities by 2,000 (each less than 0.001 per share). The effect of the change for the Income Fund, for the year ended October 31, 2002, was to increase net investment income by 9,000 (0.001 per share), decrease net realized gain/loss on securities by 2,000 (less than 0.001 per share), and decrease net unrealized gain/loss on securities by 7,000 (0.001 per share). This change had no effect on the funds' net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended October 31, 2002, the Intermediate Fund and the Income Fund were a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended October 31, 2002, were as follows:

                                              Intermediate               Income
                                                      Fund                 Fund
     ---------------------------------------------------------------------------

     Purchases                                  36,023,000           47,180,000

     Sales                                      17,855,000           38,038,000
     ---------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended October 31, 2002 were characterized as ordinary income for tax purposes and totaled 2,933,000 for the Money Fund, 4,330,000 for the Intermediate Fund, and 4,086,000 for the Income Fund. At October 31, 2002, the tax-basis components of net assets were as follows:

     ---------------------------------------------------------------------------
                                Money        Intermediate              Income
                                 Fund                Fund                Fund
     ---------------------------------------------------------------------------

     Unrealized appreciation     --             5,224,000           4,336,000

     Unrealized depreciation     --              (662,000)           (814,000)

     Net unrealized
     appreciation
     (depreciation)              --             4,562,000           3,522,000

     Undistributed
     ordinary income            1,000               2,000               1,000

     Capital loss
     carryforwards             (6,000)           (420,000)         (1,676,000)

     Paid-in capital      252,110,000         106,646,000          88,737,000

     Net assets           252,105,000         110,790,000          90,584,000

--------------------------------------------------------------------------------

     Federal income tax regulations require the funds to defer recognition of capital losses realized on certain futures transactions. Accordingly, 170,000 of realized losses reflected in the Intermediate Fund's accompanying financial statements have not been recognized for tax purposes as of October 31, 2002.

     Each fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. In 2001, the Money Fund utilized no capital loss carryforwards and, as of October 31, 2002, had 6,000 of capital loss carryforwards that expire in 2010. In 2001, the Intermediate Fund utilized 478,000 of capital loss carryforwards and, as of October 31, 2002, had 420,000 of capital loss carryforwards that expire in 2008. In 2001, the Income Fund utilized 565,000 of capital loss carryforwards and, as of October 31, 2002, had 47,000 of capital loss carryforwards that expire in 2007, 1,629,000 that expire in 2008.

     For the year ended October 31, 2002, the funds recorded the following permanent reclassifications, which relate primarily to the character of market discount at time of sale for the Intermediate Fund and the character of market discount at time of sale for the Income Fund. Results of operations and net assets were not affected by these reclassifications.

     ---------------------------------------------------------------------------

                                              Intermediate               Income
                                                      Fund                 Fund
     ---------------------------------------------------------------------------

     Undistributed net investment income            (3,000)              (1,000)

     Undistributed net realized gain                 3,000                1,000
     ---------------------------------------------------------------------------

     At October 31, 2002, the cost of investments for federal income tax purposes was 251,066,000 for the Money Fund, 106,669,000 for the Intermediate Fund, and 87,214,000 for the Income Fund.


NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. For each fund, the investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, which is computed daily and paid monthly. The fee for the Money Fund is equal to 0.45% of the fund's average daily net assets, and for the Intermediate Fund and Income Fund is 0.50%. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by each fund. Under these agreements, 123,000 was payable by the Money Fund, 56,000 was payable by the Intermediate Fund, and 52,000 was payable by the Income Fund at October 31, 2002.


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and Shareholders of T. Rowe Price Summit Municipal Money Market Fund, T. Rowe Price Summit Municipal Intermediate Fund and T. Rowe Price Summit Municipal Income Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Money Market Fund, T. Rowe Price Summit Municipal Intermediate Fund and T. Rowe Price Summit Municipal Income Fund (the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.



     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 19, 2002


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/02
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Summit Money, Intermediate, and Income Funds', respectively, distributions to shareholders included 3,068,000, 4,287,000 and 4,057,000 which qualified as exempt-interest dividends.


T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

About the Funds' Directors and Officers
--------------------------------------------------------------------------------

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

--------------------------------------------------------------------------------
Independent Directors

Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.
(3/16/32)
1993
President, Coppin State College; Director, Provident Bank of Maryland
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
1993
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
2001
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
2001
Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
1993
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
2001
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
1993
Owner/President, Centaur Capital Partners,      Inc., a real estate investment
company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
2001
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
2001
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Inside Directors

Officers (continued)

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

William T. Reynolds
(5/26/48)
1993
[38]
Director and Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1993
[105]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, Summit Municipal Funds
--------------------------------------------------------------------------------

M. David Testa
(4/22/44)
1997
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

*Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Steven G. Brooks (8/5/54)
Vice President, Summit Municipal Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Summit Municipal Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

M. Helena Condez (4/3/62)
Assistant Vice President, Summit Municipal Funds
Employee, T. Rowe Price


G. Richard Dent (11/14/60)
Vice President, Summit Municipal Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Deputy General Counsel, ACA Financial Guaranty Corporation (to 2001)
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Funds
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Charles B. Hill (9/22/61)
Executive Vice President, Summit Municipal Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Summit Municipal Funds

Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

T. Dylan Jones (2/7/71)
Assistant Vice President, Summit Municipal Funds
Employee, T. Rowe Price
--------------------------------------------------------------------------------

Alan D. Levenson (7/17/58)
Vice President, Summit Municipal Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Vice President and Director of Research, Aubrey G. Lanston & Co., Inc. (to 1998)
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Summit Municipal Funds
Assistant Vice President, T. Rowe Price and
T. Rowe Price Investment Services, Inc.
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Joseph K. Lynagh, CFA (6/9/58)
Executive Vice President, Summit Municipal Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Konstantine B. Mallas (5/26/63)
Vice President, Summit Municipal Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James M. McDonald (9/29/49)
Vice President, Summit Municipal Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Hugh D. McGuirk (7/6/60)
Vice President, Summit Municipal Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Summit Municipal Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Mary J. Miller (7/19/55)
President, Summit Municipal Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James M. Murphy, CFA (4/23/67)
Vice President, Summit Municipal Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Portfolio Manager, Prudential Investments
--------------------------------------------------------------------------------

Stephen P. Richter, CFA (10/18/69)
Vice President, Summit Municipal Funds
Vice President, T. Rowe Price; formerly Vice President, Euler ACI (to 2000)
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Summit Municipal Funds
Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------

Timothy G. Taylor (9/15/75)
Assistant Vice President, Summit Municipal Funds
Employee, T. Rowe Price
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)
Vice President, Summit Municipal Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Director, Chief Investment Officer, and Vice President, T. Rowe Price Savings Bank
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans

     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of 250,000 for a person's education. With systematic investing, you can invest as little as 50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of 2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

     Advisory Services

          If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

          The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Morningstar(registered trademark) Clear Future(servicemark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010

BLENDED ASSET FUNDS (continued)

Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T.Rowe Price Invest withConfidence (registered trademark)



T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

         C10-050  10/31/02